PIMCO Funds

Supplement Dated May 15, 2026 to the Tax-Efficient Strategy Funds Prospectus dated August 1, 2025,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to PIMCO California Intermediate Municipal Bond Fund,

PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund, and PIMCO Short Duration

Municipal Income Fund (each, a “Fund” and, collectively, the “Funds”)

Effective August 1, 2026, the following is added as the first sentence under “Municipal Bonds” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:

Municipal Bonds are debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

Effective August 1, 2026, the following is added as the last two sentences under “Municipal Bonds” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:

California Municipal Bonds are debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax. New York Municipal Bonds are debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

Investors Should Retain This Supplement for Future Reference

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